                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):

                                  June 15, 1998

                         METROMEDIA FIBER NETWORK, INC.
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                    000-23269               11-3168327
(State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                  Identification No.)


     c/o Metromedia Fiber Network Services, Inc.
1 North Lexington Avenue, White Plains, New York                 10601
         (Address of Principal Executive Offices)              (Zip Code)




                                 (914) 421-6700
               (Registrant's telephone number, include area code)

                         METROMEDIA FIBER NETWORK, INC.


Item 5. Other Events

     This report relates to the Registrant's plans to expand its fiber optic infrastructure to more than 380,000 fiber miles. Such plans were disclosed in the Press Release, dated June 15, 1998, filed as an exhibit hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

               99.1 Press Release, dated June 15, 1998

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Dated:            June 29, 1998


                                METROMEDIA FIBER NETWORK, INC.
                                    (Registrant)


                                By:      /s/ Gerard Benedetto           .
                                         --------------------------------
                                         Gerard Benedetto
                                         Vice President, Chief Financial
                                         Officer & Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibits

99.1                       Press Release, dated June 15, 1998, by Metromedia
                           Fiber Network, Inc.